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                                                                   Exhibit 10.10
[Georgia Higher Education Assistance Corporation Letterhead]

                                  May 19, 1999


Student Loan Funding 1998-A/B Trust
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202

Student Loan Funding, LLC
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202


         Re:      Student Loan Funding 1998-A/B Trust
                  Student Loan Funding LLC
                  Student Loan Senior Asset Backed Notes, Series 1998A1-3 Student Loan Senior Asset Backed Notes, Series 1998A1-4 Student Loan Senior Asset Backed Notes, Series 1998A1-5 Student Loan Senior Asset-Backed Notes, Series 1998A1-6 Student Loan Subordinated Asset Backed Notes, Series 1998B


         The information regarding Georgia Higher Education Assistance Corporation, to be included in the Prospectus for the above-captioned Notes, as of the date of the Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.



                                             GEORGIA HIGHER EDUCATION ASSISTANCE
                                             CORPORATION



                                             By:     /s/ Glenn Newsome
                                                --------------------------------
                                             Name: Glen Newsome
                                             Title: Executive Director